[LOGO] EMERGING GROWTH FUND
       ANNUAL REPORT 1998

OCTOBER 20, 1998

DEAR FELLOW SHAREHOLDERS:

This past year, the first for the Kopp Emerging Growth Fund, has dramatically shown the volatility and risks of investing in the small-cap market. The year has also reinforced our stated investment objective of long-term capital appreciation, the key words being "long-term." As we discuss below, we believe that the outlook for the second year of the Fund is much improved over the last.

CATCH-UP
In recent correspondence, we have discussed the relative valuations between small-cap stocks and large-cap stocks. We concluded that the valuations were out of sync and due for realignment to more historical levels. In other words, it was time for the small-caps to play catch-up. The rotation that we envisioned was one of small-caps catching up with large caps. Instead, the large-caps joined the small-caps.

Between July and early October, the indices dominated by large-cap stocks (the Dow Jones Industrial Average, the S&P 500, and the NASDAQ Composite) gave up their gains for the year. These indices corrected between 20% and 30%, and the Russell 2000, which topped out months ahead of the large-cap indices, corrected 38%. To a degree, some catch-up had taken place, but not quite as we believed it would. Since those early October lows, there has been some recovery.

A CLOSER LOOK
Our comments above relate to the general indices. We want to point out, however, that they are not typical or representative of the "average" stock. The indices that are weighted to the large-caps have masked a broader underlying deterioration. While declines of 20-30% are dramatic enough, consider that at the recent lows, the average NASDAQ stock had declined 52% from its high, the average NYSE stock was down 39%, and the average S&P 500 stock declined 31%. While these figures may not make you feel better about the performance of your investment in the Kopp Emerging Growth Fund, they may at least help to explain it and point out that the large-cap indices have not been good barometers for the "average" stock.

SMALL-CAPS
We believe there will be a period of testing and re-testing the recent lows. Nevertheless, we believe that the lion's share of the decline is behind us. We do not expect a V-bottom recovery from the lows. Rather, we expect the re-testing period will last for several weeks and perhaps months. Ultimately, however, we believe this will represent a solid bottom from which the market will move higher. When the market resumes its advance, we expect that the recovery will broaden out to include, and may be led by, the small-caps that have underperformed in recent years.

Small-cap stocks tend to go down first in a market downturn, but they also typically lead the market out of the downturn. For an interesting comparison on correction and recovery, we can look back to the correction experienced between the fourth quarter of 1972 and the third quarter of 1974. In that 21-month period, the Dow declined 40% and the NASDAQ (which, back then, was much more indicative of small-caps than it is today) declined 58%. It took a long time for both indices to return to the highs previously seen in 1972, but the NASDAQ came back in about half the time of the Dow's recovery (16 quarters versus 33 quarters).

SIGNS OF A MARKET BOTTOM & A RECOVERY DOWN THE ROAD
Recent dramatic movements in the stock market have revealed a bear market in 1998 (typically a 20% decline). However, we believe there are a number of indicators that have reached historically significant inflection points and are signaling that a bottom is in the making for small-cap stocks and the market in general. For example:

"BEARS CURRENTLY OUTNUMBER BULLS"
As if the economic problems in Asia and Russia weren't enough, Latin America is now experiencing similar problems, the Fed is bailing out a troubled hedge fund, terrorist activity is a concern, and personal problems continue to plague the President. It wasn't long ago that the primary concern domestically was the risk of too much growth and the potential for inflation to rear its ugly head. The focus has shifted 180 degrees. Now the concern is that economic turbulence around the world will cause profit growth to slow dramatically, pushing us into a global recession. Growth is slowing worldwide. At this point, it is impossible to say whether we will head into a recession, but it is clear that the eyes and ears of the people who can make a difference are focused on this issue, and this gives us confidence that the situation will be dealt with appropriately.

One needn't look far to find reasons to be bearish. Just consider your own feelings right now. Are you worried about the economy? Are you scared about the market? You're not alone, and you're part of an important sentiment indicator. When times are very good and euphoric bulls surround you, you should beware. When things look the bleakest and nervous bears are everywhere, history indicates you're near the bottom.

INSIDER BUYING IS UP SIGNIFICANTLY
Insider buying was up significantly in August, especially in small- to mid-cap stocks and in some of the hardest hit areas like technology. The ratio of insider selling to buying typically runs 2:1. This may seem like a lot of selling for a "typical" period, but keep in mind that for many insiders, stock and stock options represent a large part of their compensation (and also a large percentage of their overall investment holdings). It is therefore not unusual for this group of people to be net sellers as they regularly divest themselves of some of their stock holdings in order to diversify. At the beginning of May, this relative figure was 3.19:1, but fell to 1.09:1 in the July-August period. Clearly, these insiders are seeing value.

CASH ON THE SIDELINES = POTENTIAL DEMAND
The buildup of cash in money market funds has continued to rise as investors' nervousness has risen. There is now approximately $4.5 trillion in liquid assets sitting on the sidelines. Approximately $1.2 trillion of that is in money market funds. This represents a potential force that could propel stocks if investors re-enter the market.

BUYOUTS, BUYBACKS AND DECREASING IPOS (INITIAL
PUBLIC OFFERINGS) = REDUCED SUPPLY
Extremely undervalued stock prices have given rise to mergers and acquisitions, as well as corporate stock buyback programs. In addition, the market conditions have caused the IPO calendar to virtually dry up. According to research by The Leuthold Group, well-respected analysts, cancelled or postponed deals out-numbered completed deals by 2:1 in August. The reduced "supply" of stocks caused by a decrease in IPOs and an increase in mergers, acquisitions and stock buyback programs is a positive for existing stocks. When demand for stocks picks up, there are fewer places for new cash to go.

INTEREST RATE CUTS
The Fed announced a cut in the Fed Funds rate in late September. The gap between the Fed Funds rate and the Treasury Bill rate was already giving a clear signal that a change was due in the Fed Funds rate. The Fed cut the rate by 25 basis points, which was in line with general "stated" expectations. Obviously the market had its own idea of what an appropriate move would be, and a 25 basis point cut was clearly not satisfactory. Just a few weeks later, a second set of rate cuts was announced.

As we stated to private clients before the second round of cuts, we believe that Mr. Greenspan's intention is to reduce rates through a series of moves rather than in one fell swoop. While it may not seem like it now, rate cuts may yet be the catalyst to turn the market around.

Interest rate cuts, coupled with other appropriate moves by the Federal Reserve and the G-7, should eventually bring some degree of confidence back to the US equity markets and help to stabilize the economies around the globe. Stocks typically perform well in an environment of declining rates. The last time the Fed embarked on a SERIES of rate cuts was late in 1990. The Fed easings sparked a rally in the stock market.

VALUATIONS HAVE REACHED HISTORIC LOWS
There are a number of technical and fundamental valuation parameters that point to improvement in the market and in small-caps.

    - The chart on the next page shows that, in the past 15 years, the Russell 2000 Index has dropped SUBSTANTIALLY below its 200-day moving average only three times. Following the first two occasions (in 1987 and 1990), the small-cap stock index made rather dramatic recoveries from the lows.

    - The chart also offers an interesting comparison with respect to the extent of the retreats in the Russell 2000. The small-cap index declined 39% over five months between August 1987 and December 1987, followed by a rally that lasted into 1990. The index declined 31% in the six months between July 1990 and December 1990, followed by an extended recovery. A common denominator fueling the recovery in both cases was a series of rate cuts. In early October, the Russell was off 38% in the seven months from its peak in April of this year. A series of rate cuts could once again be the catalyst for recovery.

    - Finally, the price/earnings ratio of the T. Rowe Price New Horizons Fund (PRNHX may be considered a proxy for small-cap stocks) fell below that of the S&P 500 earlier this month. This has happened only twice before in the fund's 38-year history -- in late-1976 and in the third quarter of 1980. Both times were followed by multi-year rallies in small-cap stocks.

VOLATILITY
In recent weeks, volatility in the market has become exceptionally high, reaching levels last seen in the fall of 1987. According to The Leuthold Group, a "high volatility" day means a day when the S&P 500 records a move of 1% or more (either up or down). In the third quarter, 42% of the trading days were "high volatility" days. This is well above the historical median of 15.6%. Days when the S&P 500 records a move of 3% or more (either up or down) are categorized as "ultra volatility" days. There were more "ultra volatility" days in the months of August and September than in the previous seven years combined.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RUSSELL 2000 VS. 200-DAY
           MOVING AVERAGE (SOLID LINE)
                                                                                                       200 DAY
                                                                                                       MOVING
                                                         LOW            HIGH            CLOSE          AVERAGE
09/01/83                                                   116.04          119.54          117.43               0
10/01/83                                                   109.17          118.08          109.17               0
11/01/83                                                   107.76          114.66          114.66               0
12/01/83                                                   110.75          114.71          112.27               0
01/01/84                                                   110.21          116.69          110.21               0
02/01/84                                                   101.26          109.61          103.72               0
03/01/84                                                   102.93          105.17           104.1               0
04/01/84                                                   100.63          103.72          103.34               0
05/01/84                                                    97.41          105.75           97.75               0
06/01/84                                                    98.63           100.6           100.3         107.295
07/01/84                                                    93.95          100.06           95.25         105.077
08/01/84                                                    96.69          106.21          106.21         104.781
09/01/84                                                   105.12          106.82          105.17         103.832
10/01/84                                                   102.54          104.88           103.7         102.975
11/01/84                                                   100.11          104.47          100.11         101.965
12/01/84                                                    98.55          101.49          101.49         101.742
01/01/85                                                   101.21          114.77          114.77         102.809
02/01/85                                                   114.62          119.37          117.54         104.229
03/01/85                                                   113.63          118.68          114.92         105.946
04/01/85                                                   113.35          115.35          113.35         107.251
05/01/85                                                   112.73          117.71          117.26         109.452
06/01/85                                                    115.5          118.38          118.38         110.669
07/01/85                                                   118.64           123.6          121.56         112.308
08/01/85                                                   118.57          122.49           120.1         113.948
09/01/85                                                   112.61          119.42          112.65         115.202
10/01/85                                                   111.81          116.73          116.73         116.726
11/01/85                                                   117.32          124.62          124.62         117.711
12/01/85                                                   124.32          129.87          129.87         118.944
01/01/86                                                   128.23          131.99          131.78          120.63
02/01/86                                                   132.11             141             141         123.395
03/01/86                                                   141.26          147.63          147.63         126.432
04/01/86                                                   144.08          152.95          149.66          129.56
05/01/86                                                   149.03          154.61          154.61         132.865
06/01/86                                                   152.35          154.67          154.23         136.278
07/01/86                                                   139.59           155.3          139.65         138.978
08/01/86                                                   137.77          143.83          143.83         141.688
09/01/86                                                   132.07          144.14          134.73         142.699
10/01/86                                                   135.19          139.95          139.95         143.707
11/01/86                                                   136.05          140.94          139.26         144.455
12/01/86                                                   134.23          140.42             135         143.855
01/01/87                                                   137.25          151.72          150.48          144.14
02/01/87                                                   152.29          162.84          162.84         145.458
03/01/87                                                   162.74             169          166.79         146.676
04/01/87                                                   158.57          169.77          161.82         147.435
05/01/87                                                   157.06          164.04          161.02         149.572
06/01/87                                                    160.4          165.76          164.75         151.664
07/01/87                                                   164.39          169.49          169.42         155.133
08/01/87                                                    168.8          174.44          173.31         158.469
09/01/87                                                   166.78          174.25          170.81         161.624
10/01/87                                                   106.07          172.54          118.26          159.95
11/01/87                                                    111.7          120.22           111.7         156.072
12/01/87                                                   106.43          121.59          120.42          151.83
01/01/88                                                   121.23          128.03          125.24         147.675
02/01/88                                                   125.26           136.1           136.1         145.103
03/01/88                                                   136.26          143.67          142.15         143.216
04/01/88                                                   140.41          145.32          145.01         141.242
05/01/88                                                    139.2          145.31          141.37         138.437
06/01/88                                                    142.8           151.3           151.3         136.236
07/01/88                                                   148.77          151.42          149.88         134.143
08/01/88                                                      144          150.67          145.74         136.891
09/01/88                                                   144.57          149.09          149.09          140.63
10/01/88                                                   146.67          149.15          147.25         143.313
11/01/88                                                   139.87          147.21          142.01          144.99
12/01/88                                                   142.56          147.36          147.36         146.116
01/01/89                                                   146.79          153.85          153.85         147.286
02/01/89                                                   153.96          157.07          154.56         148.241
03/01/89                                                   154.67          158.33           157.9         149.894
04/01/89                                                   157.97          164.68          164.68         151.232
05/01/89                                                   164.29          171.53          171.53         153.397
06/01/89                                                   167.43           173.4          167.43         155.566
07/01/89                                                    167.6           174.5           174.5         158.107
08/01/89                                                   174.21           178.2           178.2         161.202
09/01/89                                                   175.99          179.16          178.21         164.822
10/01/89                                                   166.33          180.78          167.47         166.833
11/01/89                                                   165.76          168.48          168.18         168.266
12/01/89                                                   162.82          168.87          168.31         169.641
01/01/90                                                   152.62           170.8          153.26         169.177
02/01/90                                                   154.36           159.3          157.72         168.481
03/01/90                                                   158.04          164.38          163.64         167.692
04/01/90                                                   157.82           163.4          158.09         166.758
05/01/90                                                   158.49          168.91          168.91         166.199
06/01/90                                                    166.9           170.9          169.12         165.291
07/01/90                                                   161.51          170.04          161.51         163.621
08/01/90                                                   132.92          160.77          139.51         160.825
09/01/90                                                   126.18          140.34          126.74         156.681
10/01/90                                                   118.82          129.06          118.82         151.732
11/01/90                                                   118.91          127.51          127.51         149.157
12/01/90                                                   128.15          132.19          132.19         146.604
01/01/91                                                   125.25          144.17          144.17         144.657
02/01/91                                                    145.5          160.01          160.01         144.849
03/01/91                                                   161.25          171.01          171.01         145.059
04/01/91                                                   170.31           178.7          170.64         145.211
05/01/91                                                   169.48          178.34          178.34         146.894
06/01/91                                                   167.41          178.54          167.41         149.684
07/01/91                                                      167          172.87          172.78         154.288
08/01/91                                                   166.49          179.11          179.11         160.317
09/01/91                                                   175.29          180.16          180.15         165.581
10/01/91                                                   175.61             185          184.97         170.859
11/01/91                                                   174.89           188.4          176.37         174.079
12/01/91                                                   174.43          189.93          189.91         177.069
01/01/92                                                   183.88           206.1          205.11         180.479
02/01/92                                                   205.16             213          211.15          184.53
03/01/92                                                   202.32          218.15           203.7         187.066
04/01/92                                                    191.2           203.7          196.26         189.951
05/01/92                                                   190.85          200.84          198.52         192.525
06/01/92                                                   185.73           200.6          188.58         193.472
07/01/92                                                   185.32          194.75          194.74         194.931
08/01/92                                                   186.01          195.86          188.79         195.313
09/01/92                                                   188.53          194.73          192.91         196.967
10/01/92                                                    183.4          198.91          198.91         197.867
11/01/92                                                    198.6          213.81          213.81         198.737
12/01/92                                                   212.56          221.01          221.01         199.723
01/01/93                                                    219.2          230.69           228.1         202.163
02/01/93                                                   216.43          232.45          222.41         204.778
03/01/93                                                   222.25           230.8          229.21         207.847
04/01/93                                                    218.4          229.29          222.68         211.257
05/01/93                                                   222.37          232.93          232.19         215.002
06/01/93                                                   226.52          234.33          233.35         219.458
07/01/93                                                   233.02          237.91          236.46         223.813
08/01/93                                                   236.34          246.19          246.19         228.541
09/01/93                                                   242.15          252.95          252.95         232.455
10/01/93                                                    252.3          260.41          259.18         236.272
11/01/93                                                   246.66          260.17          250.41         238.503
12/01/93                                                   249.33          258.59          258.59         242.121
01/01/94                                                   256.08          266.71          266.52         245.852
02/01/94                                                   258.81          267.75          265.53         250.137
03/01/94                                                   248.37          271.08          251.06         252.024
04/01/94                                                   241.95          256.01          252.55         253.944
05/01/94                                                   242.39             255          249.28         255.226
06/01/94                                                   238.23          253.39          240.29         254.636
07/01/94                                                   239.91          245.98          244.06         253.747
08/01/94                                                   243.67          257.32          257.32         253.561
09/01/94                                                   252.32          260.29          256.12         254.132
10/01/94                                                   247.97          256.44          255.02         253.775
11/01/94                                                    238.9          255.04          244.25         251.548
12/01/94                                                    233.9          250.36          250.36         250.031
01/01/95                                                   246.39          253.13          246.85          249.61
02/01/95                                                   246.85          257.47          256.57         250.012
03/01/95                                                   253.69          261.55          260.77         251.161
04/01/95                                                   259.69          266.18          266.17        253.7491
05/01/95                                                   264.59          273.84          270.25         256.368
06/01/95                                                   270.25          284.37          283.63        258.9991
07/01/95                                                   283.24          299.72          299.72        263.3591
08/01/95                                                   297.22           305.5          305.31        268.3881
09/01/95                                                   303.88          316.97          310.38        275.0011
10/01/95                                                   291.25          310.38          296.25        279.5901
11/01/95                                                   295.69          308.58          308.58        285.7631
12/01/95                                                   303.38          315.97          315.97        291.7031
01/01/96                                                   299.44          316.89          315.38        297.1641
02/01/96                                                   315.19          326.44          324.93        303.0401
03/01/96                                                   318.34          331.52          330.77        309.0921
04/01/96                                                   328.34          348.58          348.28        315.5571
05/01/96                                                   341.34          364.97          361.85        321.7701
06/01/96                                                   339.28          364.34          346.61        325.9001
07/01/96                                                   303.03          347.84             316        326.4621
08/01/96                                                      316          335.62          333.88         330.225
09/01/96                                                   330.42          346.54          346.39         334.006
10/01/96                                                   337.71          350.43          340.57        336.4661
11/01/96                                                    338.9          354.29          354.11        340.3391
12/01/96                                                   348.45          362.61          362.61        344.1071
01/01/97                                                   357.61          373.17          369.45         347.975
02/01/97                                                   358.41          370.65          360.05         349.152
03/01/97                                                   342.49          367.87          342.56        347.2231
04/01/97                                                   335.18          347.59             343        346.8621
05/01/97                                                   342.99          380.76          380.76        353.3381
06/01/97                                                   380.59          396.99          396.37        359.5871
07/01/97                                                   392.99         414.641          414.48        366.3961
08/01/97                                                  406.172          423.82          423.43        374.6821
09/01/97                                                   423.43          453.82          453.82        384.6531
10/01/97                                                  405.371         466.211         433.262        391.7183
11/01/97                                                  418.828          444.93         429.922        397.7655
12/01/97                                                   412.68         442.031          437.02        405.4625
01/01/98                                                  404.859         438.172         430.051        414.2116
02/01/98                                                  430.051         462.422         461.828        426.0944
03/01/98                                                  456.078          480.68          480.68        436.0864
04/01/98                                                  466.031         492.281         482.891        444.7385
05/01/98                                                  445.602         487.539         456.621        448.9526
06/01/98                                                   433.66          457.66         457.391        452.3487
07/01/98                                                   419.75         464.328          419.75        448.9417
08/01/98                                                   337.84          420.18         337.949        439.4104
09/01/98                                                  335.871         376.969          363.59        432.7772
10/13/98                                                  320.328         325.691         320.328         421.108
39% Decline 5 Months Oct-Feb
31% Decline 6 Months July-Dec
38% Decline 7 Months Apr-Oct 8

 The performance shown is illustrative only and is not intended to represent or predict the performance of the Kopp Emerging Growth Fund, which returned -43.92 from the Fund's inception (10/1//97) through 9/30/98. This figure reflects a maximum sales charge of 3.5%. The Fund is currently waiving a portion of fees and such arrangements may be modified or terminated after 9/30/99, which would reduce returns.

Technical analysts consider extremes in price movement and market volume to be key indicators of both tops and bottoms in the market. Recent activity points to the likelihood of a bottom.
Even with all of these convincing arguments for a market recovery, many investors will find it difficult to step up to the plate in an environment that is so tumultuous and uncertain. It is easy to get emotionally involved in what we read in the newspaper and see on CNBC, yet we should not allow emotions to drive our financial decisions. At Kopp Funds, we try to remain focused on what we believe are the long-term opportunities in the market rather than being detoured by short-term emotions.
For many investors, dollar-cost-averaging is the best solution to investing. It forces an investor to buy every month or every quarter at the same time, regardless of what the market did THAT DAY, regardless of what news was in the headlines THAT DAY, and regardless of personal emotions THAT DAY.

VALUATION TABLE REVISITED
At the right is an updated version of the valuation table that was printed and discussed in our last letter. The P/E to growth rate for the large-caps (represented by the S&P 500) has come down since last quarter, reflecting the recent sharp pullback, yet the index is still trading at a premium to the projected earnings growth rate. The Russell 2000, on the other hand, trades at a deep discount to its growth rate.

                                  Earnings
                        P/E Fwd    Growth     P/E to
                        4 Qtrs    99 vs. 98   Growth
S&P 500                  18.1x       15%       1.20
Russell 2000             13.3x       19%       0.70

------------------------------------------
Note: Median figures above are based on prices and estimates as of October 19, 1998.
In general, small-cap stocks have continued to grow earnings faster than the large-caps, and prospects for relative future growth remain stronger for small-caps. Yet the small-caps continue to sell at discounts to their earnings growth rates. There is clearly room for upside in stock prices in order to bring P/E multiples in line with growth rates.
Sincerely,
/s/ Lee Kopp
LEE KOPP
PRESIDENT

                                TOP TEN HOLDINGS
                   -----------------------------------------
     1. RATIONAL SOFTWARE CORPORATION (RATL)
     2. AVT CORPORATION (AVTC)
     3. SEROLOGICALS CORPORATION (SERO)
     4. MACROVISION CORPORATION (MVSN)
     5. ADC TELECOMMUNICATIONS (ADCT)
     6. COGNOS, INC. (COGNF)
     7. ASPECT TELECOMMUNICATIONS CORPORATION (ASPT)
     8. CN BIOSCIENCES, INC. (CNBI)
     9. MOLECULAR DEVICES CORPORATION (MDCC)
     10. SDL, INC. (SDLI)
                               TOP TEN INDUSTRIES

                -----------------------------------------------

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   Research Reagents/ Instrumentation                       10.3%
   Voice Processing                                         10.1%
   Application Development Tools                             8.5%
   Software Applications                                     7.7%
   Telecommunication Equipment                               7.3%
   Networking                                                6.5%
   Wireless                                                  6.3%
   Semiconductor                                             5.6%
   Information Technology Services                           4.7%
   Electronic Design Automation                              4.5%
   Other Common Stocks                                      26.4%
   Short-term Investments                                    2.1%

    Percentages indicated above represent market value as a percentage of total investments.

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    KOPP EMERGING   KOPP EMERGING   KOPP EMERGING
                                                    GROWTH FUND -   GROWTH FUND -   GROWTH FUND -
                                                     CLASS A (NO       CLASS A                      RUSSELL 2000
                                                        LOAD)          (LOAD)          CLASS I          INDEX
   10/01/97                                                10,000           9,650          10,000          10,000
   12/31/97                                                 8,030           7,749           8,040           9,665
   03/31/98                                                 8,400           8,106           8,430          10,637
   06/30/98                                                 7,640           7,373           7,670          10,142
   09/30/98                                                 5,810           5,607           5,840           8,098
   AVERAGE ANNUAL RATE OF RETURN
   FOR THE YEAR ENDED SEPTEMBER 30, 1998
                                                                            SINCE
                                                                        INCEPTION
   Kopp Emerging Growth Fund - Class A (no load)                          -41.90%
   Kopp Emerging Growth Fund - Class A (load)                             -43.92%
   Kopp Emerging Growth Fund - Class I                                    -41.60%
   Russell 2000 Index                                                     -19.02%

    This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of all dividends. For Class A shares, a 3.50% sales load is in effect. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursements and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

    Russell 2000 Index - A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. The Russel 2000 represents approximately 11% of the U.S. publicly traded equity market. The
    Russell 3000 Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization
    representing approximately 98% of the U.S. equity market.
--------------------------------------------------------------------------------

        IT SHOULD NOT BE ASSUMED THAT OUR STOCK SELECTIONS OR INVESTMENT
       PHILOSOPHY WILL BE PROFITABLE OR WILL EQUAL ANY PAST PERFORMANCE.
      SMALL-CAP STOCKS INVOLVE GREATER RISKS AND VOLATILITY THAN THOSE OF
         LARGER, MORE ESTABLISHED COMPANIES. THIS REPORT IS FOR GENERAL
       INFORMATION ONLY AND IS NOT INTENDED TO PROVIDE SPECIFIC ADVICE OR
       RECOMMENDATIONS TO ANY INDIVIDUAL. FUTURE INVESTMENT DECISIONS AND
          COMMENTARY MAY BE MADE UNDER DIFFERENT ECONOMIC, MARKET, AND
       INDUSTRY CONDITIONS FROM THOSE EXISTING AT THE TIME THESE COMMENTS
                                 WERE PREPARED.

          ALL CHARTS AND DATA IN TABLES COURTESY OF BASELINE FINANCIAL SERVICES, INC., OR FIRST CALL CORPORATION. INVESTMENTS CANNOT BE MADE IN THE RUSSELL 2000 AS IT IS AN UNMANAGED SMALL-CAP INDEX.

         THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
        SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
      FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
      INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
       PROSPECTUS. FOR MORE INFORMATION ON THE KOPP EMERGING GROWTH FUND,
         INCLUDING CHARGES AND EXPENSES, CALL 1-888-533-KOPP FOR A FREE
         PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

-----------------------------------------------------------------
ASSETS

Investments in securities, at value:

  Investments in securities of unaffiliated
    issuers (cost $355,464,243)                     $ 240,626,178

  Investments in securities of affiliated issuers
    (cost $17,759,883)                                  5,284,500
-----------------------------------------------------------------

Total investments in securities
  (cost $373,224,126)                                 245,910,678
Receivable from capital shares sold                       465,223

Receivable from securities sold                           114,371

Interest receivable                                        21,692

Deferred organization expenses, net of accumulated
  amortization                                             77,818
Prepaid expenses                                           20,567
-----------------------------------------------------------------

Total Assets                                          246,610,349
-----------------------------------------------------------------
LIABILITIES

Payable for securities purchased                          152,281

Payable for capital shares redeemed                     1,425,507

Payable to Investment Advisor                             380,691

Payable for services fees                                 150,171

Payable for distribution fees                              60,323
Payable to Affiliated Distributor                          19,252

Accrued other expenses                                    311,867
-----------------------------------------------------------------

Total Liabilities                                       2,500,092
-----------------------------------------------------------------

NET ASSETS                                          $ 244,110,257

-----------------------------------------------------------------

-----------------------------------------------------------------
NET ASSETS CONSIST OF

Capital stock                                       $     420,187

Paid-in-capital in excess of par                      377,704,613

Accumulated net realized loss on securities            (6,701,095)

Unrealized net depreciation on securities            (127,313,448)
-----------------------------------------------------------------

Total Net Assets                                    $ 244,110,257
-----------------------------------------------------------------
CLASS A

Net Assets                                          $ 216,533,273

Shares authorized ($0.01 par value)                 3,000,000,000

Shares issued and outstanding                          37,294,918

Net asset value and redemption price per share      $        5.81
-----------------------------------------------------------------

Maximum offering price per share                    $        6.02
-----------------------------------------------------------------
CLASS I

Net Assets                                          $  27,576,984

Shares authorized ($0.01 par value)                 3,000,000,000

Shares issued and outstanding                           4,723,814

Net asset value, redemption price and offering
  price per share                                   $        5.84

-----------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

-----------------------------------------------------------------
INVESTMENT INCOME
Interest                                            $     483,135
Dividends                                                  61,049
-----------------------------------------------------------------
Total investment income                                   544,184
-----------------------------------------------------------------
EXPENSES
Investment advisory fee                                 2,795,449
Transfer agent fees                                       499,500
Service fees -- Class A                                   640,833
12b-1 fees -- Class A                                     256,333
Federal and state registration fees                       297,542
Fund administration fees                                  157,083
Custody fees                                               80,915
Fund accounting fees                                       57,858
Professional fees                                          49,798
Directors' fees and expenses                               30,005
Reports to shareholders                                    67,356
Amortization of deferred organization expenses             19,117
Other expenses                                             15,139
-----------------------------------------------------------------
Total expenses before waivers                           4,966,928
Less: Waiver of expenses by Investment Advisor           (863,185)
-----------------------------------------------------------------
Net expenses                                            4,103,743
-----------------------------------------------------------------
NET INVESTMENT LOSS                                    (3,559,559)
-----------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
Net realized loss on investment transactions:
  Net realized loss on investment transactions of
    unaffiliated issuers                               (6,553,591)
  Net realized loss on investment transactions of
    affiliated issuers                                   (147,504)
Change in unrealized depreciation on investments     (127,313,448)
-----------------------------------------------------------------
Net loss on investments                              (134,014,543)
-----------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $(137,574,102)

-----------------------------------------------------------------

KOPP EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                      September 30, 1998
--------------------------------------------------------------------------
OPERATIONS

Net investment loss                                      $  (3,559,559)

Net realized loss on investments                            (6,701,095)

Change in unrealized depreciation on investments          (127,313,448)
--------------------------------------------------------------------------

Net decrease in net assets resulting from
  operations                                              (137,574,102)
--------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

Class A:

  Proceeds from shares sold                                394,592,927

  Cost of shares redeemed                                  (51,519,044)

Class I:

  Proceeds from shares sold                                 38,670,416

  Cost of shares redeemed                                      (59,940)
--------------------------------------------------------------------------

Net increase resulting from capital share
  transactions                                             381,684,359
--------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS:                              244,110,257
--------------------------------------------------------------------------
NET ASSETS

Beginning of year                                                    0
--------------------------------------------------------------------------

End of year                                              $ 244,110,257

--------------------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                         Year Ended
                                                     September 30, 1998
                                          ----------------------------------------
                                              Class A                  Class I
----------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year                  $10.00                  $10.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                  (0.09)(1)               (0.06)(1)
Net realized and unrealized losses on
  investments                                        (4.10)                  (4.10)
----------------------------------------------------------------------------------
Total from investment operations                     (4.19)                  (4.16)
----------------------------------------------------------------------------------
Net asset value, end of year                        $ 5.81                  $ 5.84
----------------------------------------------------------------------------------
Total return                                        (41.90)%(2)             (41.60)%
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)                   $216,533                 $27,577
Ratio of expenses to average net assets               1.50%(3)                1.15%(3)
Ratio of net investment (loss) to
  average net assets                                 (1.30)%(4)              (0.95)%(4)
  Before expense reimbursement                       (1.76)%                 (1.26)%
  After expense reimbursement                        (1.30)%                 (0.95)%
Portfolio turnover rate                               19.7%(5)                19.7%(5)

----------------------------------------------------

(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)  Total return excludes sales charges.
(3) Absent voluntary fee waivers, the ratio of expenses to average net assets would have been 1.96% an 1.65% for the year ended September 30, 1998, for Class A and Class I respectively. Included in the fee waivers were 12b-1 fee waivers of 0.15% and 0.19% for Class A and Class I respectively.
(4) Absent voluntary fee waivers, the ratio of net investment (loss) to average net assets would have been (1.76)% and (1.45)% for the year ended September 30, 1998, for Class A and Class I respectively.
(5) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

8                    See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

Number of                                                Market
  Shares                                                 Value
------------------------------------------------------------------
COMMON STOCK -- 98.6%
------------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 8.6%
 1,250,000  Rational Software Corporation             $ 21,015,625
------------------------------------------------------------------
CARDIOVASCULAR -- 0.8%
   200,000  AVECOR Cardiovascular, Inc.                  1,900,000
------------------------------------------------------------------
DATA STORAGE -- 1.3%
   300,000  Western Digital Corporation                  3,225,000
------------------------------------------------------------------
DATA WAREHOUSING -- 2.8%
   410,000  Cognos, Inc.+                                6,867,500
------------------------------------------------------------------
DIAGNOSTICS -- 0.8%
   445,000  Cholestech Corporation                       2,085,937
------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.6%
   220,000  Artesyn Technologies, Inc.                   3,795,000
------------------------------------------------------------------
ELECTRONIC DATA INTERCHANGE -- 2.5%
   200,000  National Data Corporation *                  6,175,000
------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 4.5%
   360,000  ANSYS, Inc.                                  2,610,000
   200,000  Applied Microsystems Corporation               725,000
   250,000  Quickturn Design System, Inc.                2,500,000
   154,563  Synopsys, Inc.                               5,148,880
------------------------------------------------------------------
                                                        10,983,880

Number of                                                Market
  Shares                                                 Value
------------------------------------------------------------------

------------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 1.4%
   615,000  Adept Technology, Inc.(#)                 $  3,459,375

------------------------------------------------------------------
INFECTION CONTROL EQUIPMENT -- 1.2%
   100,000  STERIS Corporation                           2,825,000

------------------------------------------------------------------
INFORMATION SECURITY -- 4.4%
   570,000  Cylink Corporation                           2,565,000
   280,000  Macrovision Corporation                      8,190,000
------------------------------------------------------------------
                                                        10,755,000

------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 4.7%
    80,000  Acxiom Corporation                           1,985,000
   100,000  Interim Services, Inc.                       2,056,250
   260,000  Lightbridge, Inc.                            1,430,000
   110,000  Norstan, Inc.                                1,925,000
   200,000  ONTRACK Data International, Inc.             1,450,000
    60,000  PSW Technologies, Inc.                         146,250
   220,000  Technology Solutions Company                 2,475,000
------------------------------------------------------------------
                                                        11,467,500

------------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 2.7%
   170,000  Laser Power Corporation                        297,500
   500,000  SDL, Inc.                                    6,250,000
------------------------------------------------------------------
                                                         6,547,500

------------------------------------------------------------------
MACHINE VISION/INSPECTION -- 0.6%
   235,000  Zygo Corporation                             1,542,188

                     See Notes to the Financial Statements.                    9

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998

Number of                                                Market
  Shares                                                 Value
------------------------------------------------------------------
------------------------------------------------------------------
NETWORKING -- 6.6%
   150,000  3 Com Corporation                         $  4,509,375
   471,000  Digital Link Corporation(#)                  1,825,125
   300,000  Larscom Incorporated                           825,000
   342,000  Network Equipment Technologies, Inc.         3,420,000
   510,000  VideoServer, Inc.                            5,482,500
------------------------------------------------------------------
                                                        16,062,000
------------------------------------------------------------------
ONCOLOGY -- 0.9%
   255,000  ImClone Systems Incorporated                 2,231,250
------------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 10.4%
   267,000  CN Biosciences, Inc.                         6,541,500
   368,900  Molecular Devices Corporation                6,317,413
   375,000  Serologicals Corporation                     9,421,875
   209,700  Techne Corporation                           3,066,863
------------------------------------------------------------------
                                                        25,347,651
------------------------------------------------------------------
SEMICAP EQUIPMENT -- 3.5%
   260,000  Aetrium Incorporated                         1,137,500
   165,000  Applied Science and Technology, Inc.           670,312
   120,000  Asyst Technologies, Inc.                       840,000
   100,000  Brooks Automation, Inc.                        993,750
   320,000  Credence Systems Corporation                 4,300,000
    70,000  Lam Research Corporation                       700,000
------------------------------------------------------------------
                                                         8,641,562
------------------------------------------------------------------
SEMICONDUCTOR -- 5.6%
   250,000  ANADIGIC, Inc.                               1,656,250
   307,950  Burr-Brown Corporation                       5,235,150
    60,000  Level One Communications, Incorporated       1,207,500
Number of                                                Market
  Shares                                                 Value
------------------------------------------------------------------
SEMICONDUCTOR  (CONTINUED)

   120,000  PMC-Sierra, Inc.                          $  3,825,000
   210,400  RF Monolithics, Inc.                         1,867,300
------------------------------------------------------------------
                                                        13,791,200

------------------------------------------------------------------
SOFTWARE APPLICATIONS -- 7.8%
   125,000  Aspen Technology, Inc.                       3,343,750
   250,000  Gensym Corporation                             750,000
   190,000  Hyperion Software Corporation                4,120,625
   311,000  Infinium Software, Inc.                      2,915,625
   240,000  Information Management Associates, Inc.      1,770,000
   200,000  Platinum Software Corporation                2,050,000
   262,000  Project Software & Development, Inc.         3,438,750
   100,000  The Vantive Corporation                        600,000
------------------------------------------------------------------
                                                        18,988,750

------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 7.3%
   360,000  ADC Telecommunications, Inc.                 7,605,000
   326,000  Alcatel *                                    5,542,000
   100,000  Applied Digital Access, Inc.                   287,500
   200,000  Summa Four, Inc.                             3,200,000
    30,000  Tellabs, Inc.                                1,194,375
------------------------------------------------------------------
                                                        17,828,875

------------------------------------------------------------------
TEST AND MEASUREMENT -- 2.0%
   364,900  LeCroy Corporation                           4,926,150

------------------------------------------------------------------
VOICE PROCESSING -- 10.2%
   280,000  Aspect Telecommunications Corporation        6,720,000
   541,500  AVT Corporation                             12,251,437

10                   See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1998

Number of                                                Market
  Shares                                                 Value
------------------------------------------------------------------
VOICE PROCESSING  (CONTINUED)
   150,000  Centigram Communications Corporation      $  1,181,250
   110,000  Davox Corporation                            1,031,250
   130,000  Dialogic Corporation                         3,623,750
------------------------------------------------------------------
                                                        24,807,687
------------------------------------------------------------------
WIRELESS -- 6.4%
    88,000  Celeritek, Inc.                                264,000
 1,400,000  Digital Microwave Corporation                4,287,500
   187,000  Electromagnetic Sciences, Inc.               2,571,250
   200,000  Itron, Inc.                                  1,325,000
   120,000  Proxim, Inc.                                 1,560,000
   460,000  Spectrian Corporation                        5,577,500
------------------------------------------------------------------
                                                        15,585,250
------------------------------------------------------------------
Total Common Stock (cost $368,168,328)                $240,854,880

Principal                                                Market
  Amount                                                 Value
------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.1%
------------------------------------------------------------------
INVESTMENT COMPANIES -- 2.1%
$5,055,798  Firstar Institutional Money Market Fund,
              5.24% *                                 $  5,055,798
------------------------------------------------------------------
Total Short-Term Investments (cost $5,055,798)           5,055,798
------------------------------------------------------------------

Total Investments -- 100.7% (cost $373,224,126)        245,910,678

Liabilities, less Other Assets -- (0.7%)               (1,800,421)
------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $244,110,257

----------------------------------------------------

  *  Income producing security.
  +  Foreign security.
  # Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997 as a Minnesota company, and is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $96,935. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholders or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued two classes of shares: Class A and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is required.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to more closely present capital balances on a tax basis. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, a reclassification adjustment has been made to decrease accumulated net investment loss and decrease paid in capital in excess of par by $3,559,559.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                           Class A
                                                         Year Ended
                                                     September 30, 1998
                                                    ---------------------
                                                           Shares
                                                    ---------------------
Shares sold                                               44,227,076

Shares redeemed                                           (6,932,158)
-------------------------------------------------------------------------

Net increase                                              37,294,918

                                                           Class I
                                                         Year Ended
                                                     September 30, 1998
                                                    ---------------------
                                                           Shares
                                                    ---------------------
Shares sold                                               4,731,586

Shares redeemed                                              (7,772)
-------------------------------------------------------------------------

Net increase                                              4,723,814

4. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended September 30, 1998, were $425,253,345 and $50,367,107 respectively. There were no purchases or sales of long-term U.S. Government securities.

At September 30, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                                        $  22,287,858

(Depreciation)                                       (149,604,655)
-----------------------------------------------------------------

Net unrealized depreciation on investments          $(127,316,797)
-----------------------------------------------------------------

At September 30, 1998, the cost of investments for federal income tax purposes was $373,227,475.

The Fund realized, on a tax basis, post-October losses of $6,697,746 which are not recognized for tax purposes until the first day of the following fiscal year. These losses are available to offset future capital gains prior to a distribution.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

Through September 30, 1998, the Advisor voluntarily agreed to waive its management fee to the extent necessary to ensure that (i) the total operating expenses for Class A shares do not exceed 1.50% and (ii) the operating expenses for Class I shares do not exceed 1.15%.

Firstar Mutual Fund Services LLC, serves as accounting services agent, administrator and transfer agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee; the Fund currently has no intention of paying any Rule 12b-1 fees in connection with Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement ("Rule 12b-1 Related Agreement"). To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses. The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 1998, there were $540,941 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Distribution fees and shareholder servicing fees incurred by Class A shares for the year ended September 30, 1998 were $256,333 and $640,833 respectively (net of voluntary waiver). The distribution fees and shareholder servicing fees retained by the Distributor for the year ended September 30, 1998 were $15,738 and $39,345 respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $1,992,628 for the year ended September 30, 1998.

6. OTHER AFFILIATES

Investments representing 5% or more of the outstanding voting securities of an issuer results in that company being considered an affiliated company, as defined in the Investment Company Act of 1940. The aggregate market value of all securities of affiliated companies as of September 30, 1998 amounted to $5,284,500, representing 2.2% of net assets. Transactions during the year ended September 30, 1998 in which the issuer was an affiliate are as follows:

                                        Adept         Digital
                                     Technology,        Link
                                         Inc.       Corporation       Total
                                     ------------   ------------   ------------
October 1, 1997 Balance
  Shares                                        0              0              0
  Cost                                         $0             $0             $0
Gross Additions
  Shares                                  615,000        481,000      1,096,000
  Cost                                $ 8,533,551    $ 9,486,332   $ 18,019,883
Gross Deductions
  Shares                                        0         10,000         10,000
  Cost                                         $0       $260,000       $260,000
-------------------------------------------------------------------------------
September 30, 1998 Balance
  Shares                                  615,000        471,000      1,086,000
  Cost                                $ 8,533,551    $ 9,226,332   $ 17,759,883
-------------------------------------------------------------------------------

7. BANK BORROWING

The Fund has secured a $10,000,000 line of credit with Firstar Bank Milwaukee, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. During the year ended September 30, 1998, the Fund did not draw upon the line of credit.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KOPP FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kopp Emerging Growth Fund (a separate portfolio within Kopp Funds, Inc.) as of September 30, 1998, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Kopp Emerging Growth Fund as of September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 16, 1998

[LOGO]   EMERGING GROWTH FUND
         -----------------------------------------------------------------------
         ANNUAL REPORT 1998


DIRECTORS
LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS
LeRoy C. Kopp, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL
  OFFICER AND PRESIDENT
Kathleen S. Tillotson, EXECUTIVE VICE PRESIDENT AND SECRETARY
Gregory S. Kulka, FIRST VICE PRESIDENT

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

ADMINISTRATOR AND TRANSFER AGENT

FIRSTAR MUTUAL FUND SERVICES, LLC
For Overnight deliveries, use:       For regular mail deliveries, use:
Kopp Funds, Inc.                     Kopp Funds, Inc.
c/o    Firstar Mutual Fund           c/o  Firstar Mutual Fund
       Services, LLC                      Services, LLC
Third Floor                          P.O. Box 701
615 E. Michigan Street               Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

FIRSTAR BANK MILWAUKEE N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

KOPP FUNDS IS DISTRIBUTED BY CENTENNIAL LAKES CAPITAL, INC., A MEMBER OF THE NASD AND AN AFFILIATE OF KOPP INVESTMENT ADVISORS, INC. AND THE FUND.